SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2004
FRANKLIN SCIENTIFIC, INC..
(Exact Name of Registrant as Specified in Its Charter)
New York
(State or Other Jurisdiction of Incorporation)
0-30440

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(Commission File Number)
22-3537927
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(IRS Employer Identification No.)
Suite 40, 1010 University Avenue, San Diego, CA 92103
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(Address of Principal Executive Offices) (Zip Code)
(619) 615-055011
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGE OF CONTROL OF REGISTRANT

On May 9, 2004, Franklin Scientific Executive Compensation Plan was granted  beneficial ownership of 25,095,401 shares of the Registrant. This amounts to 48% of the outstanding common shares of the Registrant . David Koos, Bombadier Pacific Trust, Venture Bridge Advisors and Venture Bridge, Inc. transferred 3,001,750 shares, 8,600,000 shares,  5,385,750 shares and  8,107,901 shares to the Plan respectively. All transfers were gifted to the Plan for no consideration.

ITEM 1. ACQUISITION OR DISPOSITION OF ASSETS

On March 22, 2004, Cell Source Research, Inc. canceled the Company's Sub-License Agreement relating to certain intellectual property, including two patents to manufacture, market and sell disposable cannulae and other instruments used in tissue management procedures. In addition, the Company returned to Cell Source Research Inc. substantially all assets related to the licensed technology and the sum of $30,000. This occurred in compliance with an agreement entered into by the Company on February 18, 2004, between the Company and Cell Source Research, Inc. As this transaction resulted in the disposition of substantially all of the Registrant's operating assets, the Registrant's Board of Directors is currently seeking to enter into a business combination with an operating company.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Dismissal of Drakeford & Drakeford,LLC

On or about January 29, 2004, Franklin Scientific, Inc. (Company) then called Cell Bio-Systems, Inc. dismissed its auditors, Drakeford & Drakeford,LLC (D&D) of Royston, Georgia. effective immediately.

D&D was the auditor for the Company for the for the fiscal year ended September 30, 2003, 2003 The Company previously reported a change in auditor from AAron Stein to D&D in a Current Report on Form 8-K dated December 9, 2003.

No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent reported fiscal years (ended September 30, 2003 and 2002) there were no disagreements with the Company's auditors on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure with the exception of the rendering by D&D of a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
On April 27,2004, the Company's Board of Directors adopted a resolution to amend the Registrant's Certificate of Incorporation changing the name of Registrant to Franklin Scientific, Inc. This Amendment was approved with the written consent of the holders of a majority of the Registrant's common shares entitled to vote thereon.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)

99.1     Letter dated February 18, 2004 from Cell Bio-Systems Inc. to David Koos, President of Cell Source Research.
10.1    Rescission of Sub -License Agreement with Cell Source Research, Inc. dated March 22, 2004
99.2    Letter from David Koos to Franklin Scientific, Inc. dated May 9, 2004
99.3     Letter from Bombadier Pacific Trust to Franklin Scientific, Inc. dated May 9, 2004
99.4     Letter from Venture Bridge Advisors to Franklin Scientific, Inc. dated May 9, 2004
99.5     Letter from Venture Bridge Inc to Franklin Scientific, Inc. dated May 9, 2004
99.6    Amendment to Registrant's Certificate of Incorporation

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin Scientific, Inc. a New York corporation

By: s/Marc Pilkington
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Marc Pilkington
President

DATED:June 4 2004